UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 5, 2023

GoLogiq, Inc.
(Exact name of registrant as specified in its charter)

NV	333-210544	35-2618297
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, NY 10004
(Address of Principal Executive Offices)

(808) 829-1057
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 5, 2023, GoLogiq Inc., a Delaware corporation (“GoLogiq” or the “Company”). entered into that certain Stock Purchase Agreement (the “Agreement”) with Recruiter.com Group, Inc. (“Recruiter.com” or “Buyer”). The Company owns all of the issued and outstanding membership interest (the “Company Membership Interests”) of GoLogiq SPV LLC, a Nevada limited liability company (the “Company”). Pursuant to the Agreement, the Company is selling to the Buyer, and Buyer is purchasing from Company the Company Membership Interests, upon the terms and subject to the conditions of the Agreement.

In exchange for the Company Membership Interests, the Buyer is agreeing to pay the Company total consideration of (1) the number of shares of common stock of the Buyer (“Buyer Common Stock”) that represents 84% of the total issued and outstanding shares of the Buyer common stock at the closing of the purchase of the Company Membership Interest (“Closing” and such date, the “Closing Date”) and (2) an earn-out payment (the “Earn-Out Payment”) payable pursuant to the terms of the Agreement. The Earn-Out Payment will be payable if on a date that is six months after the Closing Date (the “Earn-Out Determination Date”), Buyer’s market capitalization at the close of the trading day (the “Buyer Market Cap”) exceeds the Assumed Closing Valuation. The assumed closing valuation refers to the current value of the Company, which is deemed to be $105,000,000 (“Assumed Closing Valuation”).  The Assumed Closing Valuation is the sum of the Company’s assumed valuation of $88,000,000 and the Buyer’s assumed valuation of $17,000,000. The Earn-Out Payment shall be as follows: (i) if the Buyer Market Cap on the Earn-Out Determination Date exceeds the Assumed Closing Valuation but is less than or equals to $130,000,000, Company shall receive such additional number of shares of Buyer Common Stock representing seventy percent (70%) of the increase in value over the Assumed Closing Valuation; (ii) if the Buyer Market Cap on the Earn-out Determination Date exceeds $130,000,000 but is less than or equals to $160,000,000, Company shall receive such additional number of shares of Buyer Common Stock representing eighty percent (80%) of the increase in value over the Assumed Closing Valuation; and (iii) if the Buyer Market Cap on the Earn-out Determination Date exceeds $160,000,000, Company shall receive such additional number of shares of Buyer Common Stock representing ninety percent (90%) of the increase in value over the Assumed Closing Valuation.

The Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature. In addition, the Buyer and the Company agreed to indemnify the other party and its respective affiliates, officers, directors, employees and other representatives for certain losses, including, among other things, breaches of representations, warranties and covenants, subject to certain negotiated limitations, thresholds and survival periods set forth in the Agreement.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On June 6, 2023,
GoLogiq
issued a press release (the “Press Release”) announcing that it had entered into the Agreement. The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Item 7.01 and in Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

No Offer or Solicitation

The Press Release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

The Press Release is being made in respect of the proposed stock purchase transaction (the “Transaction”) involving Recruiter.com and GoLogiq

Before making any voting or investment decision, investors and security holders of Recruiter.com and GoLogiq are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, the documents filed with the SEC may be obtained free of charge from GoLogiq’s website at gologiq.com.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation, Recruiter.com’s and GoLogiq’s expectations with respect to the Transaction between Recruiter.com and GoLogiq, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of GoLogiq, and the products and services offered by GoLogiq. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Recruiter.com’s and GoLogiq’s control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the transaction between Recruiter.com and GoLogiq may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Recruiter.com, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement by the stockholders of Recruiter.com and GoLogiq’s, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, (iv) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Transaction, (v) the effect of the announcement or pendency of the transaction on GoLogiq’s business relationships, performance, and business generally, (vi) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition and the ability of the post- Transaction company to grow and manage growth profitability and retain its key employees, (vii) costs related to the Transaction, (viii) the outcome of any legal proceedings that may be instituted against Recruiter.com and GoLogiq following the announcement of the proposed transaction, (ix) the ability to maintain the listing of Recruiter.com’s securities on Nasdaq, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and identify and realize additional opportunities, (xi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which GoLogiq operates, (xii) the risk that GoLogiq may not sustain profitability, (xiii) the risk that GoLogiq may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xiv) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of GoLogiq, (xv) the risk that GoLogiq is unable to secure or protect its intellectual property, (xvi) the risk that the securities of the post- Transaction company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xvii) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by Recruiter.com (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Recruiter.com and GoLogiq assume no obligation and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Stock Purchase Agreement, by and between Recruiter.com Group, Inc. and GoLogiq Inc., dated June 5, 2023.
99.1	Press Release of GoLogiq Inc. dated June 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GoLogiq, Inc.

Date: June 9, 2023	By:	/s/ Brent Suen
		Name:	Brent Suen
		Title:	Chief Executive Officer